Exhibit 99.2

Novo Integrated Sciences, Inc.,

and Acenzia Inc.

Pro Forma Consolidated Financial Statements

(unaudited)

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Novo Integrated Sciences, Inc.,

and Acenzia Inc.

Pro Forma Consolidated Balance Sheet

May 31, 2021

(unaudited)

	Novo Integrated		Pro forma			Pro forma
	Sciences	Acenzia	Adjustments			Consolidated
	(historical)	(historical)
ASSETS

Current Assets:
Cash and cash equivalents	$8,367,045	$22,011	$			$8,389,056
Accounts receivable, net	1,295,726	518,518				1,814,244
Inventory, net		424,622				424,622
Other receivables, current portion	805,804					805,804
Due from related parties						-
Prepaid expenses and other current assets	363,272	57,339				420,611
Total current assets	10,831,847	1,022,490		-		11,854,337

Property and equipment, net	549,902	2,137,050				2,686,952
Intangible assets, net	26,894,115			16,692,809	a	43,586,924
Right-of-use assets	2,539,226					2,539,226
Other receivables, net of current portion	310,650					310,650
Acquisition deposits	414,200					414,200
Goodwill	687,572					687,572

TOTAL ASSETS	$42,227,512	$3,159,540		$16,692,809		$62,079,861

LIABILITIES AND DEFICIT

Current Liabilities:
Accounts payable	$849,302	$802,974	$			$1,652,276
Accrued expenses	278,519	402,068				680,587
Accrued interest (principally to related parties)	381,671					381,671
Customer deposits		80,354				80,354
Government loans and note payable	88,956	615,946				704,902
Due to related parties	382,468	186,255				568,723
Debentures, related parties	1,027,736					1,027,736
Financing lease liability, current portion		37,879				37,879
Operating lease liability, current portion	514,931					514,931
Total current liabilities	3,523,583	2,125,476		-		5,649,059

Debentures, related parties	-					-
Financing lease liability, net of current portion		20,884				20,884
Operating lease liability, net of current portion	2,054,268					2,054,268
Government loans and note payable, net of current portion	39,536	7,999,006				8,038,542
TOTAL LIABILITIES	5,617,387	10,145,366		-		15,762,753

Commitments and contingencies	-	-		-		-

DEFICIT
Common stock	26,489	275		3,532	a	30,296
Additional paid-in capital	54,297,875			9,703,176	a	64,001,051
Other comprehensive income	1,376,045	(539,632)		539,632	a	1,376,045
Accumulated deficit	(19,029,654)	(6,446,469)		6,446,469	a	(19,029,654)
Total Novo stockholders’ deficit	36,670,755	(6,985,826)		16,692,809		46,377,738
Noncontrolling interest	(60,630)					(60,630)
Total deficit	36,610,125	(6,985,826)		16,692,809		46,317,108
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$42,227,512	$3,159,540		$16,692,809		$62,079,861

See accompanying footnotes to the pro forma consolidated financial statements.

2

Novo Integrated Sciences, Inc.,

and Acenzia Inc.

Pro Forma Consolidated Statement of Operations

For the Nine Months Ended May 31, 2021

(unaudited)

	Novo Integrated		Pro forma		Pro forma
	Sciences	Acenzia	Adjustments		Consolidated
	(historical)	(historical)

Sales	$6,612,374	$2,937,768	$		$9,550,142

Cost of goods sold	3,769,020	2,370,483			6,139,503

Gross profit	2,843,354	567,285	-		3,410,639

Operating expenses:
Selling expenses	4,226	274			4,500
General and administrative expenses	5,324,768	921,649	1,788,515	b	8,034,932
Total operating expenses	5,328,994	921,923	1,788,515		8,039,432

Income (loss) from operations	(2,485,640)	(354,638)	(1,788,515)		(4,628,793)

Non operating income (expense)
Interest income	25,265				25,265
Interest expense	(68,590)	(414,032)			(482,622)
Total other income (expense)	(43,325)	(414,032)	-		(457,357)

Loss before income taxes	(2,528,965)	(768,670)	(1,788,515)		(5,086,150)

Income tax expense	-	-	-		-

Net loss	$(2,528,965)	$(768,670)	$(1,788,515)		$(5,086,150)

Net loss attributed to noncontrolling interest	(6,438)				(6,438)

Net loss attributed to Novo	$(2,522,527)	$(768,670)	$(1,788,515)		$(5,079,712)

Weighted average common shares outstanding - basic and diluted	24,192,998				27,999,658

Net loss per common share - basic and diluted	$(0.10)				$(0.18)

See accompanying footnotes to the pro forma consolidated financial statements.

3

Novo Integrated Sciences, Inc.,

and Acenzia Inc.

Pro Forma Consolidated Statement of Operations

For the Year Ended August 31, 2020

	Novo Integrated		Pro forma		Pro forma
	Sciences	Acenzia	Adjustments		Consolidated
	(historical)	(historical)

Sales	$7,860,567	$6,187,292	$		$14,047,859

Cost of goods sold	4,802,195	3,618,318			8,420,513

Gross profit	3,058,372	2,568,974	-		5,627,346

Operating expenses:
Selling expenses	4,921	-			4,921
General and administrative expenses	7,286,305	2,156,283	2,384,687	b	11,827,275
Debt restructuring costs	-	3,724,639			3,724,639
Write down of assets	29,744				29,744
Total operating expenses	7,320,970	5,880,922	2,384,687		15,586,579

Income (loss) from operations	(4,262,598)	(3,311,948)	(2,384,687)		(9,959,233)

Non operating income (expense)
Interest income	33,627				33,627
Interest expense	(156,662)	(295,680)			(452,342)
Other income (expense)	(194,055)				(194,055)
Gain on settlement of debt	-				-
Write off of acquisition deposit	(344,521)				(344,521)
Total other income (expense)	(661,611)	(295,680)	-		(957,291)

Loss before income taxes	(4,924,209)	(3,607,628)	(2,384,687)		(10,916,524)

Income tax expense	-	-	-		-

Net loss	$(4,924,209)	$(3,607,628)	$(2,384,687)		$(10,916,524)

Net loss attributed to noncontrolling interest	(9,055)				(9,055)

Net loss attributed to Novo	$(4,915,154)	$(3,607,628)	$(2,384,687)		$(10,907,469)

Weighted average common shares outstanding - basic and diluted	23,034,081				26,840,741

Net loss per common share - basic and diluted	$(0.21)				$(0.41)

See accompanying footnotes to the pro forma consolidated financial statements.

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Novo Integrated Sciences, Inc.,

and Acenzia Inc.

Notes to Pro form Consolidated Financial Statements

(unaudited)

NOTE 1 - BASIS OF PRESENTATION

On May 28, 2021, the Company, Novo Integrated Sciences, Inc., a Nevada corporation (“Novo”), and Novo Healthnet Limited, a wholly owned subsidiary of Novo (“NHL”), entered into a Share Exchange Agreement (“SEA”) by and among Novo and NHL, on the one hand, and Acenzia, Inc. (“Acenzia” and the “Acenzia Shareholders”).

Pursuant to the terms of the SEA, NHL agreed to purchase from the Acenzia Shareholders, and the Acenzia Shareholders agreed to sell to NHL, in exchange for payment by NHL of the purchase price of $25,000,000, less Acenzia’s long-term debt evidenced on the closing balance sheet (the “Purchase Price”), and subject to the Working Capital Adjustment and the working capital allowance advanced (the “Adjusted Purchase Price”). The Adjusted Purchase Price will be paid by the issuance by NHL to the Acenzia Shareholders of certain non-voting NHL preferred shares exchangeable into restricted shares of Novo’s common stock, par value $0.001.

On June 24, 2021, the SEA closed and as a result of this transaction, the Company is a wholly owned subsidiary of NHL.

The accompanying pro forma consolidated balance sheet (unaudited) presents the accounts of Novo and Acenzia as if the Merger occurred May 31, 2021. The accompanying pro forma consolidated statement of operations (unaudited) presents the accounts of Novo and Acenzia for the nine months ended May 31, 2021, and the year ended August 31, 2020 as if the Merger occurred on September 1, 2019. The financial statement information for Novo comes from its Form 10K for the year ended August 31, 2020 and Form 10Q for the nine months ended May 31, 2021. The financial statement information for Acenzia includes its balance sheet as of April 30, 2021 contained elsewhere is this Form 8-K/A and internally generated statements of operations for the nine months ended April 30, 2021 and for the twelve months ended July 31, 2020.

The following adjustments would be required if the acquisition occurred as indicated above:

a)	To record the purchase price adjustment for the issuance of 3,806,660 shares of Novo’s $0.001 par value common stock for all the issued and outstanding share of stock of Acenzia. The adjustment also removed the stockholder equity accounts of Acenzia.

b)	To record amortization expense related to the intangible assets purchased as a result of the above acquisition of Acenzia by Novo.

The unaudited consolidated pro forma financial information is presented for informational purposes only and is subject to a number of uncertainties and assumptions and do not purport to represent what the Company’s actual performance or financial position would have been had the transaction occurred on the dates indicated and does not purport to indicate the financial position or results of operations as of any future date or for any future period.

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